Exhibit 4.1

INCORPORATED UNDER THE LAWS OF THE REPUBLIC OF THE MARSHALL ISLANDS COSTAMARE INC. CUSIP Y1771G 128 THIS IS TO CERTIFY that is the owner of FULLY PAID AND NON-ASSESSABLE SHARES OF 8.50% SERIES C CUMULATIVE REDEEMABLE PERPETUAL PREFERRED STOCK, PAR VALUE $0.0001, OF Costamare Inc. (hereinafter called the “Corporation”), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Amended and Restated Articles of Incorporation and Bylaws of the Corporation and the Statement of Designation related to the 8.50% Series C Cumulative Redeemable Perpetual Preferred Stock and the amendments from time to time made thereto. The shares represented by this Certificate have limited voting rights. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. WITNESS, the seal of the Corporation and the signatures of its duly authorized officers. Dated: SECRETARY CHIEF EXECUTIVE OFFICER COUNTERSIGNED AND REGISTERED AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC TRANSFER AGENT AND REGISTRAR By Authorized Signature

The Corporation will furnish without charge to each Costamare Inc. stockholder who so requests a statement of the number of shares constituting each class or series of stock and the designation thereof, and a copy of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT —		Custodian
TEN ENT	—	as tenants by the entireties		(Cust)		(Minor)
JT TEN	—	as joint tenants with right of		Under Uniform Gifts to Minors
		survivorship and not as		Act
		tenants in common		(State)

Additional abbreviations may also be used though not in the above list.

For value received,____________________________________ hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares
represented by the within Certificate, and does hereby irrevocably constitute and appoint

Attorney
to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

Dated
	NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN

ELIGIBLE GUARANTOR INSTITUTION (BANKS,

STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS

AND CREDIT UNIONS WITH MEMBERSHIP IN AN

APPROVED SIGNATURE GUARANTEE MEDALLION

PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.